                                  Exhibit 23.2

  Consent of PricewaterhouseCoopers Accounting N.V., The Hague, The Netherlands

Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-79775), Form S-8 (File No. 333-86320) and Form S-8 (File No. 333-95997) of Lithium Technology Corporation of our report dated April 11, 2003, relating to the financial statements, which appears in this Form 10-KSB.


/s/ PricewaterhouseCoopers Accountants N.V.

The Hague, the Netherlands
April 14, 2003